Exhibit 99.1

A POWERFUL LEGACY, A FUTURE OF GROWTH
November 3, 2009

Forward Looking Statements
CAUTIONARY STATEMENTS
Under the Private Securities Litigation Reform Act of 1995
Statements in this presentation that are not historical, including but not limited to those regarding the consummation of the proposed transaction between Stanley and Black & Decker and the realization of synergies in connection therewith, are “forward looking statements” and, as such, are subject to risk and uncertainty.
Stanley’s and Black & Decker’s ability to deliver the results as described in this presentation is based on current expectations and involves inherent risks and uncertainties, including factors listed below and other factors that could delay, divert, or change any of them, and could cause actual outcomes and results to differ materially from current expectations. In addition to the risks, uncertainties and other factors discussed in this presentation, the risks, uncertainties and other factors that could cause or contribute to actual results differing materially from those expressed or implied in the forward looking statements include, without limitation, those set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Stanley’s and Black &
Decker’s Annual Reports on Form 10-K and any material changes thereto set forth in any subsequent Quarterly Reports on Form 10-Q, those contained in Stanley’s and Black & Decker’s other filings with the Securities and Exchange Commission, and those set forth below.
These factors include but are not limited to the risk that regulatory and stockholder approvals of the transaction are not obtained on the proposed terms and schedule; the future business operations of Stanley or Black &
Decker will not be successful; the risk that the proposed transaction between Stanley and Black & Decker will not be consummated; the risk that Stanley and Black & Decker will not realize any or all of the anticipated benefits from the transaction; the risk that cost synergy, customer retention and revenue expansion goals for the transaction will not be met and that disruptions from the transaction will harm relationships with customers, employees and suppliers; the risk that unexpected costs will be incurred; the outcome of litigation (including with respect to the transaction) and regulatory proceedings to which Stanley or Black & Decker may be a party;
pricing pressure and other changes within competitive markets; the continued consolidation of customers particularly in consumer channels; inventory management pressures on Stanley’s and Black & Decker’s customers; the impact the tightened credit markets may have on Stanley or Black & Decker or customers or suppliers; the extent to which Stanley or Black & Decker has to write off accounts receivable or assets or experiences supply chain disruptions in connection with bankruptcy filings by customers or suppliers; increasing competition; changes in laws, regulations and policies that affect Stanley or Black & Decker, including, but not limited to trade, monetary, tax and fiscal policies and laws; the timing and extent of any inflation or deflation in 2009 and beyond; currency exchange fluctuations; the impact of dollar/foreign currency exchange and interest rates on the competitiveness of products and Stanley’s and Black & Decker’s debt programs; the strength of the U.S. and European economies; the extent to which world-wide markets associated with homebuilding and remodeling continue to deteriorate; the impact of events that cause or may cause disruption in Stanley’s or Black & Decker’s manufacturing, distribution and sales networks such as war, terrorist activities, and political unrest; and recessionary or expansive trends in the economies of the world in which Stanley or Black & Decker operates, including but not limited to the extent and duration of the current recession in the US economy.
Neither Stanley nor Black & Decker undertake any obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date hereof.
Additional Information
The proposed transaction involving Stanley and Black & Decker will be submitted to the respective stockholders of Stanley and Black & Decker for their consideration. In connection with the proposed transaction,
Stanley will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of Stanley and Black & Decker that will also constitute a prospectus of Stanley. Investors and security holders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents (when available) that Stanley and Black & Decker file with the SEC at the SEC’s website at www.sec.gov and Stanley’s website related to the transaction at www.stanleyblackanddecker.com. In addition, these documents may be obtained from Stanley or Black & Decker free of charge by directing a request to Investor Relations, The Stanley Works, 1000 Stanley Drive, New Britain, CT 06053, or to Investor Relations, The Black & Decker Corporation, 701 E. Joppa Road, Towson, Maryland 21286,
respectively. Stanley, Black & Decker and certain of their respective directors and executive officers may be deemed to be participants in the proposed transaction under the rules of the SEC. Investors and security holders may obtain information regarding the names, affiliations and interests of Stanley’s directors and executive officers in Stanley’s Annual Report on Form 10-K for the year ended January 3, 2009, which was filed with the SEC on February 26, 2009, and its proxy statement for its 2009 Annual Meeting, which was filed with the SEC on March 20, 2009. Investors and security holders may obtain information regarding the names, affiliations and interests of Black & Decker’s directors and executive officers in Black & Decker’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 17, 2009, and its proxy statement for its 2009 Annual Meeting, which was filed with the SEC on March 16, 2009. These documents can be obtained free of charge from the sources listed above. Additional information regarding the interests of these individuals will also be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.
Non-Solicitation
A registration statement relating to the securities to be issued by Stanley in the proposed transaction will be filed with the SEC, and Stanley will not issue, sell or accept offers to buy such securities prior to the time such registration statement becomes effective. This document shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of such securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.

Chairman &
Chief Executive Officer
The Stanley Works
John F. Lundgren
Chairman, President & Chief
Executive Officer
The Black & Decker Corporation
Nolan D. Archibald

• Established In 1843 By Frederick Trent
 Stanley, Who Founded A Small
 Hardware Manufacturing Shop In New
 Britain, CT
• 166 Year Reputation For Product
 Quality And Service
• 133 Years Of Consecutive Dividends
• World Class Hand Tools Portfolio
• Established In 1910 By S. Duncan
 Black And Alonzo G. Decker, Who
 Founded A Small Machine Shop In
 Baltimore, MD
• 100 Year Reputation For Product
 Innovation And Customer Focus
• 72 Years Of Consecutive Dividends
• World Class Power Tools Portfolio
Two Companies With Great Legacies
Rich and Enduring Histories

Compelling Strategic And Financial Benefits
Strategic Benefits
Financial Benefits
▪ A Global Leader In Hand and Power
 Tools
▪ Iconic Brand Portfolio - Over 250
 Years Of Combined History
▪ Greater Scale In Hand And Power
 Tools & Storage, Mechanical
 Security, And Engineered Fastening
▪ World Class Innovation Process
▪ Global Low Cost Sourcing And
 Manufacturing Platforms
▪ Additional Presence In High-Growth
 Emerging Markets
▪ Highly Accretive To EPS;
 Approximately $1.00 Per Share
 Projected By Year 3
▪ $350M In Cost Synergies Annually
▪ Opportunity For Margin Improvement
▪ Free Cash Flow Of Approximately
 $1.0B And Over $1.5B In EBITDA By
 Year 3
▪ Increased Resources To Invest In
 Security Solutions, Engineered
 Fastening And Other High-Growth
 Platforms
▪ Strong Balance Sheet

Transaction Highlights
Exchange Ratio	Fixed Ratio Of 1.275 Shares Of SWK For Each Share Of BDK Implied 22.1% Premium To BDK As Of 10/30/09
Ownership	50.5% Stanley / 49.5% Black & Decker
Accretion	EPS Accretion Of Approximately $1.00 Per Share Projected By Year 3
Synergies	$350M Cost Synergies Annually, Fully Realized Within 3 Years
Board of Directors	9 Directors From Stanley / 6 Directors From Black & Decker Nolan D. Archibald, Executive Chairman
Management Team	John F. Lundgren, President & CEO James M. Loree, EVP & COO Donald Allan, Jr., SVP & CFO
Company Name	Stanley Black & Decker
Headquarters	Corporate HQ In New Britain, CT / Power Tools HQ In Towson, MD
Transaction Close	Expected In The First Half Of 2010
Transaction Currently Valued At Approximately $4.5B

Highly Complementary Iconic Brands
World-
Class
Brand
Portfolio
Well Known Brands Across All Segments
CDIY
Security
Industrial
Industrial
Engineered
Fastening
Hardware &
Home
Improvement

Comprehensive Product Offering
No Significant Product Line Overlap

Attractive Positions In Markets And Channels Worldwide
▪ Operations In 45 Countries With Strong Positions In
 North America, Europe, Middle East and Latin America
▪ Growing Presence In Emerging Markets Including Asia
 & Eastern Europe
▪ Outstanding Access To Key End Markets
 Including Industrial, Construction, Automotive
 Repair and DIY
An Industry Leading Array Of Products & Services
▪ Branded Hand Tools & Storage
▪ Cordless And Corded Power Tools & Accessories
▪ Mechanical Security & Hardware
▪ Electronic Security Systems & Services
▪ Engineered Fastening Systems
Superior Track Record Of Innovation
▪ Laser Focus On End Users
▪ Strong Value Propositions
▪ Compatible Cultures
▪ Robust New Product Pipeline & Continued
 Commitment To Focused R&D
World Class Operations And Global Sourcing
▪ Stanley Fulfillment System Operating Model
▪ Low Cost Country Manufacturing & Sourcing
▪ Overlapping Physical Distribution Systems
▪ Committed To Best-In-Class Working Capital Efficiency
Compelling Strategic Combination

Executive Vice President & Chief Operating Officer, The Stanley Works
James M. Loree

Consistent With Strategic Objectives
Stanley Strategic Framework
In Place Since 2004
▪ Be A Consolidator Of The Tool Industry
▪ Increase Relative Weighting Of Emerging Markets
Be Selective and Operate In Markets Where:
▪ Brand Is Meaningful (Stanley Or Sub-Brand)
▪ Value Proposition Is Definable And Sustainable
 Through Innovation
▪ Global Cost Leadership Is Achievable
Pursue Growth On Multiple Fronts Through:
▪ Building On Existing Growth Platforms
▪ Developing New Growth Platforms Over Time
Accelerate Progress Via Stanley Fulfillment System
▪ Increased Scale In Hand And Power Tools
▪ Greater Presence In Latin America, Middle
 East and Eastern Europe
▪ Significant Brand Equity
▪ Extensive Array of High Value-Added
 Products And Strong Culture Of Innovation
▪ Bringing Together Two Cost Leaders
▪ Increased Size And Scale
▪ Adds Attractive New Engineered Fastening
 Growth Platform
Maintain Portfolio Transition Momentum
Strategic Benefits Of
Combination
Approximately $1B In Free Cash Flow Annually To Build Growth Platforms

Growth Platforms
Existing Growth Platforms
1. Convergent Security
2. Mechanical Security
3. Industrial & Automotive Tools
New Growth Platforms
4. Engineered Fastening
5. Healthcare
6. Infrastructure
Capital Focused On Driving Growth Within
Both Core and New Platforms…
▪ Build Out Existing Platforms
▪ Expand Into Adjacent Markets
▪ Grow Through Acquisitions
New
▪ Expand Existing Platforms
 ▪ Grow Organically
 ▪ Expand Internationally Via Acquisitions

Long-Term Capital Allocation Strategy
Long-Term Capital Allocation Objectives
▪ Target Strong Investment Grade Credit
 Rating
▪ Invest Approximately 2/3 In Acquisitions
 And Growth
▪ Return Approximately 1/3 To
 Shareholders
▪ Committed To Continued Dividend
 Growth
Capital Allocation Strategy Supports Strong Balance Sheet,
Shareholder Returns & Continued Growth
Capital Allocation Objectives Remain Intact

A Diversified Global Leader
Revenue by
Segment
Revenues Remain Diversified…

Largest Customer	22%	~6%	~12%
U.S. Home Centers & Mass Merchants	40%	~13%	~24%
2002
2008
Pro Forma
Back to
Stanley 2006
Levels
…With 49% In CDIY
Stanley
2009E Revenue: $3.7B*
Black & Decker
2009E Revenue: $4.7B*
Security
42%
CDIY
34%
Fastening & Assembly Systems
11%
Hardware & Home
Improvement
16%
Pro Forma
2009E Revenue: $8.4B
+
=
Power Tools & Accessories
73%
Security
28%
CDIY
49%
Industrial
23%
$740M
$1B
$2.9B
Additive Revenue From
Black & Decker to Existing
Stanley Business Segments
*Source: Wall Street Estimates

SFS Can Be Leveraged Across Black & Decker Platform…
Added Value of Stanley Fulfillment System (SFS)
…With The Potential To Generate Significant Cash Flow
From Higher Working Capital Turns
3.7x
3.7x
4.1x
2006A
2007A
2008A
SWK
BDK
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Δ=
~$500M

Vice President & Chief Financial Officer, The Stanley Works
Donald Allan Jr.

Successful Integration Track Record
Proven Integration Process Drives
Significant Synergy Realization
Operating Margin %
▪ Integration Plan For First 100
 Days Finalized Prior To Close
▪ Consensus On Integration Plan With Both
 Management Teams Prior To Close
▪ Integration Management Team Rhythms
 And Milestones Each Week
▪ Experienced Integration Managers On Each
 Team
▪ In-Country Integration Teams Worldwide
Integration Process Best Practices
Yields 6% Margin
Improvement On
Average

Cost Synergy Drivers
Manufacturing And Distribution
Purchasing
Business Unit & Regional Integration
Corporate Overhead
▪ Plant Footprint Consolidation
▪ Distribution Network Consolidation
▪ Direct And Indirect Materials
▪ Freight
$350 Million Of Cost Synergies Identified (4% Of Pro Forma Sales)
One Time Cost To Achieve
▪ $400M Over Three Years
One Time Cost Of $400 Million To Achieve
Cost Synergies ($M)
$350M
▪ Public Company Costs
▪ Management, Facility And IT Integration
▪ Management And Sales Force Integration
▪ Regional Shared Service Consolidation
Corporate
Overhead
~$95M
Business Unit &
Regional Consolidation
~$135M
Purchasing
~$75M
Manufacturing &
Distribution
~$45M

Revenue Synergies
▪ Cross-Selling Opportunities For Products Of
 Both Companies In Mature Markets
▪ Expanded Product Distribution Reach For
 Both Companies
▪ Increased Presence And Scale In Emerging
 Markets Will Accelerate Penetration And
 Growth
▪ Increased Scope And Scale Of Innovation
 Process Will Accelerate New Product
 Development
▪ Increased Cash Flow Will Allow Greater Re-
 Investment In Existing Brands, Channels
 And Operations
Combination Also Provides Substantial Revenue Synergy Potential
Any Realized Revenue Synergies Represent Additional Future Upside
To Financial Forecasts
▪ Utilize Stanley’s Global Industrial And
 Automotive Repair Channels To Sell
 Additional DeWalt Power Tools
▪ Distribute Stanley Hand Tools And
 Hardware Through Black & Decker’s
 Latin American Sales Force
▪ Leverage Black & Decker’s Strong
 Presence In The STAFDA* Channels
 To Sell Additional Stanley Hand Tools
Specific Examples
* Specialty Tools & Fasteners Distributors Association

Pro Forma Financial Impact To Stanley
	Year 1	Year 2	Year 3
Annual Cost Synergies ($M)	$125	$250	$350
Pro Forma GAAP EPS Accretion ($ per Fully Diluted Share)	($3.25) - ($3.00)	$0.25 - $0.35	$0.95 - $1.05
Pro Forma Adjusted EPS Accretion ($ per Fully Diluted Share)	($0.45) - ($0.20)	$0.50 - $0.60	$1.05 - $1.15
Pro Forma Cash EPS Accretion ($ per Fully Diluted Share)	($0.05) - $0.20	$0.90 - $1.00	$1.40 - $1.50
Highly Accretive Transaction Results In Approximately $5.00 Of EPS In
Year 3
Creates A Global
Leader With Pro
Forma 2009E
Revenues Of $8.4B
Free Cash Flow In
Year 3 To Be ~$1B
EBITDA Of $1.3B
Including Full Run-
Rate Synergies in
2009
Adjusted EPS Cash EPS
• Annual Additional ~ $80-90M
 Pre-Tax Intangible Amortization
GAAP EPS Adjusted EPS
• Costs To Achieve Synergies $400M
 (Yr 1 - $330M, Yr 2 - $50M, Yr 3 - $20M)
• Non-Cash Inventory Charge $200M
 (Yr 1 Only)
• Transaction/Other Expense $70M
 (Yr 1 Only)

Strong Credit Position
	Standalone	Combined
	2009 Forecast	2009 PF Forecast	Year 3 PF Forecast
Synergies ($M)	-	-	$350
EBITDA ($M)	~ $600	~ $1,000	~ $1,500
Free Cash Flow	> $300	~ $650	~ $1,000
Debt/EBITDA	1.7x	2.9x	~1.4x
Total Debt / Capitalization	~ 30%	~ 30%	~ 25%
Current SWK Standalone Credit Rating:
S&P: A Moody’s: A3 Fitch: A
Current BDK Standalone Credit Rating
S&P: BBB Moody’s: Baa3 Fitch: BBB
A Strong Capacity To Maintain
A Conservative Financial Position…
…Will Create An Even Stronger Company With A Solid Foundation
Combined Company Credit Ratings Strong Investment Grade

Liquidity
Post Closing Forecast
Forecasted Cash Position	$1.0B
Existing Stanley Committed Credit Facilities Expiring 2013	$.8B
Planned New Credit Facilities	$.5B - $.75B
Stanley’s Stock Purchase Contract Maturing Q2 2010	$.32B
Total Near Term Liquidity	$2.62B - $2.87B
Ample Liquidity To Meet The Needs Of The New Company
Debt Maturities
Combined Debt Maturities ($M)
Near Term Liquidity Sources
New Credit Facility
(Assumes 364day Renewed Annually)
SWK Credit Facility
SWK Stock Purchase Contract
SWK
BDK
Note: 2010 Maturities includes forecasted Y/E short term debt of SWK and
BDK as well as acceleration of $175MM of BDK term debt

Consistent With Stanley’s Financial Objectives
Sales Growth
▪ 3-5% Organic
▪ ~10% Total
Financial Performance
▪ Mid-Teens % EPS Growth
▪ FCF > Net Income
▪ ROCE In The Range Of 12-15%
Dividend
▪ Continued Growth
Credit Rating
▪ Strong Investment Grade
Stanley’s Financial Objectives
In Place Since 2004

Chairman & Chief Executive Officer, The Stanley Works
John F. Lundgren

Unique Opportunity
Complementary Global Product Offerings
Comprehensive Array Of Iconic Brands
Enhances Core Strengths Of Each Company
Creates Stronger Global Company
Shared Commitment To Operational Excellence
Substantial Synergy Opportunities
Combination Of Two Outstanding Companies

A POWERFUL LEGACY, A FUTURE OF GROWTH